Exhibit 99.1

C-Chip Technologies Corporation
4710 St. Ambroise, Suite 227, Montréal, Quebec, H4C 2C7
(514) 337-2447 // 1 877 339-CHIP // info@C-Chip.com

C-Chip's Registration Statement Declared Effective by the SEC

Company Focused on Continued Growth

*     Recent acquisitions increases asset base tenfold
*   Fiscal 2006 expected to be profitable

Montreal, June 30, 2005 - C-Chip Technologies Corporation (OTCBB: CCHI) (Frankfurt WKN: 255471), a company focused on providing enterprise risk management services and solutions, is pleased to report that its amended Registration Statement (SB2) filed with the Securities Exchange Commission (SEC) on June 27, 2005 had been declared effective.

"Following our private placement and recent acquisitions, our management had to comply with significant regulatory disclosure procedures. With our Registration Statement now declared effective by the SEC, our team will be able to devote all its time and efforts to growing our operations and increasing shareholder value," commented Stephane Solis, President and CEO of C-Chip.

"This concludes an important period for C-Chip. Since the end of February 2005, we completed a private placement of $4.6 million and acquired two security-related companies. Moreover, our assets and shareholders' equity base increased almost tenfold to $21.6 million and 12.8 million respectively, our annual revenue run rate jumped from $2 million to over $20 million, in addition, we now are poised to report our first profit ever and expect to do so in fiscal 2006. These are significant achievements. Our goal now is to quickly attain a leading position within the security service industry by offering a full suite of traditional security services and hi-tech enterprise risk management solutions. We believe that the security service industry can provide our Comp any with predictable revenue growth, positive cash flows and, above all, a solid client base," added Solis.

About C-Chip Technologies Corporation
 C-Chip Corporation offers a comprehensive suite of enterprise risk management services and solutions. C-Chip itself is positioned in an emerging and rapidly growing industry that interconnects machines with IT infrastructures and mobile assets. Its unique technology enables the integration of wireless communications, online transactions, software applications, RFID technology, the Internet and, when location is required, GPS technology, which allows business users to efficiently access, control, manage and monitor remote assets at low costs.

Through its wholly-owned subsidiaries, C-Chip also offers a range of risk management solutions and services. Avensys enables businesses and corporations to monitor different types of environments, including Air, Soil, Water as well as buildings and infrastructures. Canadian Security Agency (2004) Inc. and Chartrand Laframboise Investigation provide corporations and institutions with security services including corporate investigation, surveillance, electronic monitoring and protection of personnel and premises.

Detailed information about C-Chip's security services and risk management solutions are available on the Company's website at www.c-chip.com.

Contact:
Mr. Stephane Solis,
President and CEO
C-Chip Technologies Corporation
514-337-2447
ssolis@c-chip.com

FORWARD-LOOKING-STATEMENT: Except for factual statements made herein, the information contained in this press release consists of forward-looking statements that involves risks uncertainties, including tho effect of changing economic conditions, competition within the credit and security industry, customer acceptance of products and other risks and uncertainties. Such forward looking statements are not guarantees of performance, and C-Chip Technologies Corporation results could differ materially from those contained in such statements. There forward-looking statements speak only as of the date of this release and C-Chip Technologies Corporation undertakes no obligation to publicly update any forward-looking statements to reflect now information, events or circumstances after the date of this release.